Barclay's High Yield Bond and Syndicated Loan Conference

March 27, 2012

Pinnacle
FOODS FINANCE LLC



Forward-Looking Statements and GAAP Reconciliation

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved or whether such performance or results will ever be achieved. Forward-looking information is based on information available at the time and management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.

Forward-looking statements speak only as of the date the statements are made. Pinnacle Foods Finance LLC ("Pinnacle Foods," "Pinnacle" or the "Company") assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.

SEC rules regulate the use of "non-GAAP financial measures" in public disclosures, such as "EBITDA", "Covenant Compliance EBITDA" and "Management EBITDA" that are derived on the basis of methodologies other than in accordance with generally accepted accounting principles, or "GAAP." These rules govern the manner in which non-GAAP financial measures may be publicly presented and prohibit in all filings with the SEC, among other things:

• exclusion of charges or liabilities that require, or will require, cash settlement or would have required cash settlement, absent an ability to settle in another manner, from a non-GAAP financial measure; and

• adjustment of a non-GAAP financial measure to eliminate or smooth items identified as non-recurring, infrequent or unusual, when the nature of the charge or gain is such that it has occurred in the past two years or is reasonably likely to recur within the next two years.

We have included non-GAAP financial measures in this presentation, including EBITDA, Covenant Compliance EBITDA and Management EBITDA, that may not comply with the SEC rules governing the presentation of non-GAAP financial measures. In addition, the Company's measurements of Covenant Compliance EBITDA and Management EBITDA are based on definitions of EBITDA included in certain of the Company's debt agreements and, as a result, may not be comparable to those of each other and other companies.

Company Overview

- Leading branded food company, acquired by Blackstone Group in April 2007
- HQ in Parsippany, NJ
- Brands can be found in more than 85% of American households
- Hold the #1 or #2 share position in 8 of 12 major categories in which we compete
- Employ 4,600 people, in 12 manufacturing facilities and 4 office / R&D locations in North America


Pinnacle
Aunt Jemima
ARMOUR
BIRDS EYE
Celeste
Duncan Hines
HUNGRY-MAN
Lender's
LOG CABIN
Mrs. Butter-worth's
Mrs. Paul's
OPEN PIT
Steamfresh
Van de Kamp's
vlasic
Voila!

Actively Managed, Diversified Portfolio of Iconic Food Brands with Leading Market Share Positions

Portfolio organized into three operating divisions to maximize category opportunities.



2011 Net Sales: $2.5 billion
Other
Canada
LOG CABIN
ARMOUR
vlasic
Duncan Hines
Snacks
Food Service
Private Label
Other
BIRDS EYE
Voila!
Aunt Jemima
Mrs. Paul's
HUNGRY-MAN
Duncan Hines Grocery Division
Birds Eye Frozen Division
Specialty Foods Division

1. IRI InfoScan L52 weeks ending 12/25/11.

Scale to Compete with Frozen Industry Leaders

Combination of Legacy Pinnacle and Birds Eye created a "Top 5" frozen competitor.

	Frozen $ Sales	Frozen $ Share
Nestle	$5,273M	16.3
ConAgra Foods	$1,886M	5.8
Unilever	$1,583M	4.9
Heinz	$1,408M	4.3
Pinnacle	**$1,264M**	**3.9**
General Mills	$1,244M	3.8
Schwan's	$ 865M	2.7
Tyson	$ 830M	2.6
Kellogg's	$ 718M	2.2
Sara Lee	$ 578M	1.8

Source: Symphony IRI InfoScan Reviews: Total Frozen Categories; Total US Food; 52 weeks ending Oct 30th, 2011

Winning Business Model



Leverage Nimble Organization
Drive Operating Profit
Grow Topline with Focus on Leadership Brands
Expand Gross Margin for Reinvestment in Innovation and Marketing
Reinvigorating Iconic Brands

Portfolio of Iconic Brands

Pinnacle holds the #1 or #2 market position in 8 of the 12 major category segments.

	Category Segments	Major Brands	Category Size ($mm)	Market Position	IRI Market Share
Leadership Brands	Frozen Vegetables [1]	Birds Eye / Steamfresh	$2,232	#1	25.6
	Shelf-Stable Pickles	Vlasic	$519	#1	29.0
	Baking Mixes and Frostings	Duncan Hines	$1,419	#2	17.0
	Frozen Fish/Seafood [2]	Van de Kamp's / Mrs. Paul's	$1,172	#2	9.7
	Frozen Complete Bagged Meals [1,3]	Birds Eye / Voila!	$590	#2	23.4
	Table Syrups [2]	Log Cabin / Butterworth's	$499	#2	16.9
Foundation Brands	Frozen and Refrigerated Bagels	Lender's	$91	#1	43.8
	Pie / Pastry Filling	Comstock / Wilderness	$195	#2	21.5
	Canned Meat [4]	Armour	$1,364	#3	8.1
	Frozen Pizza-for-One (ex. French Bread) [1]	Celeste	$651	#3	11.4
	Single-Serve Frozen Dinners and Entrées [1,2]	Hungry-Man / Swanson	$1,740	#4	9.0
	Frozen Breakfast [5]	Aunt Jemima	$1,593	#4	7.4

1. Based upon Custom category definition
2. Combined market position among branded players.
3. Birds Eye Voila! holds the #1 market position in the all family sub-segment of frozen complete bagged meals.
4. Armour holds #1 market position in the Vienna sausage, potted meat and sliced beef segments.
5. Aunt Jemima holds #1 share in frozen pancakes and French toast.

Source: IRI Infoscan L52wks ending 12/25/11

Portfolio Management Strategy with Focus on Leadership Brands

Higher margin Leadership Brands receive the majority of consumer marketing and innovation investment and are expected to drive higher levels of growth.

	Leadership Brands	Foundation Brands
Brands	Birds Eye Frozen Division: Birds Eye, Voila!, Mrs. Paul's, Van de Kamp's Duncan Hines Grocery Division: Duncan Hines, Vlasic, Mrs. Butterworth's, Log Cabin	Birds Eye Frozen Division: Aunt Jemima, Lender's, Celeste, Hungry-Man Duncan Hines Grocery Division: Armour, Comstock Wilderness, Nalley
'08-'11 Net Sales CAGR[(1)]	+ 3%	- 1%
2011 % of Gross Profit Dollars[(2)(3)]	71%	29%
Strategy	• Invent in innovation and marketing to drive sales growth and share expansion • Consumer advertising investment > 4% of net sales • Focus on "breakthrough" innovation	• Maintain stable net sales / market position / FCF • Deliver competitive pricing and quality merchandising • Focus on brand "renovation"

1. *Pro forma for Birds Eye acquisition.*
2. *Excludes depreciation and adjustments allowed under Pinnacle's Senior Secured Facility.*
3. *Represents North American retail gross profit.*

Re-Energizing the Innovation Pipeline

Enhanced innovation process delivering strong results and margin accretion across four platforms.

Health & Nutrition


ParchmentBakes (2012)


Log Cabin All Natural Syrup & Mix (2010 & 2011)


Vlasic Reduced Sodium (2011)


Duncan Hines Simple Mornings (2011)

- Reduced fat / salt / cholesterol
- Controlled portions
- Natural / simple ingredients

Premium Experience


Birds Eye Chef's Favorites (2011)


Vlasic Farmer's Garden (2012)


Duncan Hines Decadent Cakes (2009)


Birds Eye Premium Selects – Edamame (2012)

- Premium flavorings and preparations
- Fresh-tasting ingredients
- Artisan quality

New Category Benefits


Birds Eye Steamfresh Vegetables (2008)


Duncan Hines Frosting Creations (2012)

- New technology
- Enhanced consumer experience
- Category "Game Changers"

Expanded Usage Occasions


Birds Eye Voila! Family Size (2011)


Hungry-Man Power Meals (2012)


Celeste Flatbreads and bread sticks (2012)

- Family size offerings
- Lunch / snack occasions
- Easy preparation techniques

Enhanced Consumer Marketing

Pinnacle strategy drives increased marketing investment into high-impact consumer ideas.

Consumer Marketing Investment

Leadership Brands



($ in millions)
Total Investment
$60
$55
$50
$45
$40
+6% CAGR
$46
3.7% of Net Sales
$56
4.1% of Net Sales
2008
2011

Improved Marketing Effectiveness

- Partnership with best-in-class agencies

BBDO ZenithOptimedia

- ...To deliver high impact ideas...
  - "Discover the Wonder of Birds Eye" (Birds Eye Vegetables)
  - "How Birds Eye Does Dinner" (Birds Eye Voila!)
  - "Bake-On" (Duncan Hines)
  - "Bring on the Bite" (Vlasic)

- ...Across multiple media platforms
  - Television
  - Print
  - Digital: Web, Social Media
  - PR, Event Marketing

Duncan Hines Frosting Creations


orange creme
Duncan Hines
frosting Creations
NEW
Duncan Hines
frosting
Creations
FROSTING STARTER
ready to flavor & easy to stir
454g

Vlasic Pickles



Winning Business Model


Leverage Nimble Organization
Drive Operating Profit
Grow Topline with Focus on Leadership Brands
Expand Gross Margin for Reinvestment in Innovation and Marketing
Reinvigorating Iconic Brands

Operational Excellence Driving Continued Gross Margin Improvement

Pinnacle has expanded gross margin by 390 bps since 2008.



Gross Margin % (1)
30%
28%
26%
24%
22%
20%
24.2%
25.8%
28.7%
28.1%
2008
2009
2010
2011

1. *Percent of net sales; Excludes depreciation and adjustments allowed under Pinnacle's Senior Secured Facility.*

Operational Excellence Driving Continued Gross Margin Improvement

Pinnacle has expanded gross margin by 390 bps since 2008.

Core supply chain productivity and net pricing utilized to offset inflation.
- Diversified input cost basket - no commodity > 9% of COPS
- Active commodity hedging program

+

Additional initiatives to expand gross margin

Realize synergies from acquisitions

Consolidate supply chain footprint

Increase the effectiveness of trade promotional spending

Improve product mix through margin accretive innovation

Core Supply Chain Productivity and Net Pricing Utilized to Offset Inflation

Pinnacle Foods core productivity program targets 3% – 4% annual savings in cost of products sold.

- Maximizing value through productivity (MVP)
- Structured, multi-functional **team and process in place**
- Multi-year capital investment to **accelerate productivity**



Core Supply Chain Productivity (MVP)
$70
$60
$50
$40
$30
$20
$10
$0
$40MM
$60MM
$60MM
Logistics
Manufacturing
Procurement
2009 (1)
2010
2011

1. Excluding Birds Eye

Pinnacle

Expanding Margin through Footprint Consolidation

Actions taken in 2011 will achieve annual cost savings of $20MM, beginning 2012.

Frozen Vegetables / Meals Consolidation

- Fulton, New York into Darien, Wisconsin and Waseca, Minnesota
  - Fulton Closure: 4Q 2011
  - Darien / Waseca Start-Up: 1Q 2012

Projected Savings:

$12 million

Canned Meat Consolidation

- Tacoma, Washington into Fort Madison, Iowa
  - Tacoma Closure: 2Q 2011
  - Fort Madison Start-Up: 4Q 2011

Projected Savings:

$8 million

Winning Business Model



Leverage Nimble Organization
Drive Operating Profit
Grow Topline with Focus on Leadership Brands
Expand Gross Margin for Reinvestment in Innovation and Marketing
Reinvigorating Iconic Brands

Experienced, Proven Management Team

Management team with an average of 25+ years industry experience, supported by strong Board of Directors.

Name	Position	Years at Pinnacle	Years in CPG Industry	Previous Experience
Bob Gamgort	Chief Executive Officer	2	25	MARS; kraft foods
Craig Steeneck	EVP & Chief Financial Officer	6	21	Reckitt Benckiser; International Home Foods
Sally Robling	EVP & President, Birds Eye Frozen Division	3	30	TRANE; Campbell's; kraft foods
Mark Schiller	EVP & President, Duncan Hines Grocery Division	1	26	FritoLay; Quaker
Tony Fernandez	EVP & Chief Supply Chain Officer	1	30	kraft foods; Cadbury
Chris Boever	EVP & Chief Customer Officer	< 1	21	ConAgra Foods; Hormel
John Butler	EVP Human Resources	4	32	Toys R Us; bloomingdales
Kelley Maggs	SVP & General Counsel	11	19	International Home Foods; STELLA
Ray O'Brien	General Manager, Specialty Division	5	35	Campbell's
Roger Deromedi	Chairman of Board	5	35	kraft foods
Ray Silcock	Audit Committee Chairman	4	32	UST; Swift; Cott

Financial Performance

2011 Year In Review

- Net sales for fiscal 2011 increased 1.3% compared to 2010
  - North American Retail sales (excluding exited businesses) + 2.5% compared to 2010
  - Growth driven by innovation and net pricing realization as volume and mix were flat
  - New product introductions in 2011 consisted of Birds Eye Chef's Favorites, Log Cabin All Natural Pancake Mix and our Seafood 90-calorie Fillets

- Management EBITDA increased to $450 million
  - Gross profit margin was 28.1% in 2011 versus 28.7% in 2010. Pricing and core supply chain productivity mostly offset input cost inflation
  - Synergies achieved from the Birds Eye acquisition funded higher investments in advertising and direct-to-consumer marketing fully behind our leadership brands

- Initiated previously announced manufacturing footprint consolidation. Expected to result in run-rate costs savings of $20 million, beginning in 2012

- 2011 net cash provided by operating activities, which totaled $204 million, funded an $84 million reduction in our Net Debt to $2,608 million, resulting in 5.8x net leverage

Financial Summary

($s in millions)	FY 2009[1]	FY 2010	FY 2011	Variance FY '11 vs. FY '10
Net Sales	$2,548	$2,437	$2,470	1.3%
% Growth		(4.4%)	1.3%	
North American Retail (ex. exited businesses)	$2,044	$2,016	$2,067	2.5%
% Growth		(1.4%)	2.5%	
Gross profit [2]	671	698	694	(0.6%)
% Net Sales	*26.3%*	*28.7%*	*28.1%*	
Advertising and consumer	84 [3]	59	69	(16.6%)
% Net Sales	*3.3%*	*2.4%*	*2.8%*	
SG&A and other [2]	195	193	175	8.9%
% Net Sales	*7.7%*	*7.9%*	*7.1%*	
Management EBITDA	$391	$447	$450	0.6%
% Net Sales	*15.3%*	*18.3%*	*18.2%*	
Net debt	$2,841	$2,692	$2,608	3.1%
Net leverage [4]	6.0x	5.7x	5.8x	

1. *Pro forma for Birds Eye acquisition.*
2. *Excludes depreciation and adjustments allowed under Pinnacle's Senior Secured Facility.*
3. *Includes $17 million investment in Steamfresh Meals advertising in 2009. Product was subsequently discontinued.*
4. *Based on Covenant Compliance EBITDA.*

EBITDA Reconciliation

($s in millions)	FY 2009[1]	FY 2010	FY 2011
Net earnings (loss)	$303	$22	($47)
Provision (benefit) for taxes based on income	(278)	7	22
Consolidated interest expense	121	236	208
Reported EBIT	146	265	183
Consolidated depreciation and amortization expense	65	78	88
Reported EBITDA	$211	$343	$272
Non-cash items [2]	5	72	152
Non-recurring items [3]	30	27	20
Other adjustment items [4]	26	8	5
Acquired EBITDA - Birds Eye acquisition	143	-	-
Net cost savings projected to be realized as a result of initiatives taken	12	-	-
Estimated synergies associated with the Birds Eye acquisition	45	25	-
Covenant Compliance EBITDA	**$472**	**$475**	**$450**
Variable contribution from discontinued Steamfresh meal product line	(24)	(3)	-
Net cost savings projected to be realized as a result of initiatives taken	(12)	-	-
Estimated synergies associated with the Birds Eye acquisition	(45)	(25)	-
Management EBITDA	**$391**	**$447**	**$450**

1. *Pro forma Birds Eye acquisition.*
2. *Non-cash items are comprised of non-cash compensation charges, unrealized losses resulting form hedging activities, goodwill impairment charges, other impairment charges and effects of adjustments related to the application of purchase accounting.*
3. *Non-recurring items are comprised of expenses in connection with an acquisition or other non-recurring merger costs, restructuring charges, integration costs and other business optimization expenses and employee severance.*
4. *Other adjustment items are comprised of management, monitoring, consulting and advisory fees, variable product contribution on Birds Eye Steamfresh complete bagged meals no longer being offered for sale and other.*

Winning Business Model…


Leverage Nimble Organization
Drive Operating Profit
Grow Topline with Focus on Leadership Brands
Expand Gross Margin for Reinvestment in Innovation and Marketing
Reinvigorating Iconic Brands

Pinnacle

Winning Business Model…Drives Strong Cash Conversion


Tight Working Capital Management
Minimal CAPEX
Favorable Tax Attributes (NOL)
Debt Paydown
Drive Operating Profit
Strong Free Cash Flow Conversion

Strong Free Cash Flow Conversion

~80% of Pinnacle Management EBITDA translates to unleveraged FCF, driven by low capital expenditures and tax NOLs.

Unleveraged Free Cash Flow



($s in millions)
$400
$300
$200
$100
$0
% Conversion
100%
75%
50%
25%
0%
78%
$193
$398
89%
$354
78%

($'s in Millions)	2009	2010	2011
Management EBITDA	$248	$447	$450
CapEx [1]	*(52)*	*(81)*	*(88)*
Change in NWC	*(3)*	*39*	*(11)*
Cash Taxes	*(1)*	*(7)*	*2*
Unleveraged FCF	$193	$398	$353
% of Management EBITDA	*78%*	*89%*	*78%*

- Average cash conversion cycle has moved from 69 days in 2009 to 64 days in 2011.
- Significant NOLs and other favorable tax attributes reduce cash taxes.

1. *Excludes supply chain footprint consolidation.*

Pinnacle

Leverage

- Track record of deleveraging from date of acquisition forward.
- Comfortably inside covenant levels provides flexibility:
  - Senior secured leverage ratio <4.0x
  - Interest coverage ratio >2.0x

Total Leverage Ratio (Net Debt / EBITDA)



9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
7.3
7.7
6.0
5.7
5.8
Dec 07
Dec 08
Dec 09
Dec 10
Dec 11

Senior Secured Leverage Ratio



6.0
5.0
4.0
3.0
2.0
1.0
-
5.1
5.4
4.3
3.1
3.0
Dec 07
Dec 08
Dec 09
Dec 10
Dec 11

Interest Coverage Ratio



2.5
2.0
1.5
1.0
0.5
-
1.6
1.5
2.4
2.3
2.3
Dec 07
Dec 08
Dec 09
Dec 10
Dec 11

Capitalization Table as of December, 2011

($'s in millions)	Actual Dec '11
Cash	$ 151
Long-term debt	
Revolving Credit Facility	-
Term Loan B, due 2014 (L + 250)	1,197
Term Loan D, due 2014 (L + 425, LIBOR floor of 175)	313
9.25% Senior Notes, due 2015	625
8.25% Senior Notes, due 2017	400
10.625% Senior Subordinated Notes, due 2017	199
Other Debt	22
Total long-term debt	**2,756**
Total Book Value of Equity	**846**
Total Capitalization	**$3,602**

Pinnacle

Capitalization Table as of December, 2011

($'s in millions)	Actual Dec '11	Refinancing Pro Forma Dec '11
Cash	$ 151	$ 11
Long-term debt		
Revolving Credit Facility	-	-
Term Loan B, due 2014 (L + 250)	1,197	422
Extended Term Loan B, due 2016 (L + 350)	-	775
Term Loan D, due 2014 (L + 425, LIBOR floor of 175)	313	-
Term Loan E, due 2018 (L + 375, LIBOR floor of 125)	-	400
9.25% Senior Notes, due 2015	625	625
8.25% Senior Notes, due 2017	400	400
10.625% Senior Subordinated Notes, due 2017	199	-
Other Debt	22	22
Total long-term debt	**2,756**	**2,644**
Total Book Value of Equity	**846**	**818**
Total Capitalization	**$3,602**	**$3,462**

Pinnacle

Debt Maturity Profile (After Refinancing Transaction)

Debt Maturity Profile – Status Quo



$1,510
$313
$1,197
$625
$625
$599
$400
$199
$150
2012
2013
2014
2015
2016
2017
2018
2019
2020

Debt Maturity Profile - Pro Forma Amend & Extend and New Term Loan



$775[1]
$625
$550
$422
$150
$775
$625
$422
$400
$400
2012
2013
2014
2015
2016
2017
2018
2019
2020
Undrawn RC
TLD
TLB
9.25% Sr Notes
8.25% Sr Notes
10.625% Sub Notes
TLE

1. *Assumes that ~65% of the existing Term Loan B will be extended.*

Pinnacle

Winning Business Model…


Leverage Nimble Organization
Drive Operating Profit
Grow Topline with Focus on Leadership Brands
Expand Gross Margin for Reinvestment in Innovation and Marketing
Reinvigorating Iconic Brands